UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 30, 2006
Hines Real Estate Investment Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Maryland

(State or Other Jurisdiction of Incorporation)

000-50805	20-0138854

(Commission File Number)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 5000, Houston, Texas	77056-6118

(Address of Principal Executive Offices)	(Zip Code)
(888) 220-6121

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
               Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On May 30, 2006, Hines Real Estate Investment Trust, Inc. (the “Company”) entered into a dealer manager agreement, dated May 30, 2006 (the “Dealer Manager Agreement”), with Hines Real Estate Securities, Inc. (“HRES”). HRES is an affiliate of Hines Interests Limited Partnership, the Company’s sponsor, and serves as dealer manager for the Company’s current “best efforts” offering, which expires in June 2006. Under the terms of the Dealer Manager Agreement, HRES will also serve as dealer manager for the Company’s proposed follow-on “best efforts” offering of $2,200,000,000 in shares of common stock (the “Offering”), including $200,000,000 of shares offered under the Company’s dividend reinvestment plan, with respect to which the Company filed an amended Registration Statement on Form S-11 with the Securities and Exchange Commission (the “SEC”) on April 25, 2006. The SEC has not yet declared the registration statement relating to the Offering effective.
Under the Dealer Manager Agreement, the Company has agreed to pay HRES sales commissions of up to 7.0% of gross Offering proceeds, except for proceeds attributable to shares purchased under the Company’s dividend reinvestment plan. No commissions will be paid with respect to Offering proceeds attributable to shares purchased under the Company’s dividend reinvestment plan. The Company expects that all or substantially all commissions will be reallowed to participating broker-dealers. The Company and HRES have agreed that commissions may be reduced for volume discounts or waived under certain circumstances.
In addition, the Dealer Manager Agreement provides that the Company will pay HRES a dealer-manager fee of up to 2.2% of gross Offering proceeds. A portion of the dealer-manager fee may be reallowed to participating broker-dealers in the form of marketing fees, to cover fees and expenses associated with conferences sponsored by participating broker-dealers and to defray other distribution-related expenses incurred by participating broker-dealers. The Company will not pay the dealer-manager fee for shares issued pursuant to its dividend reinvestment plan and certain other purchases.
In addition, the Company has agreed to indemnify HRES and each soliciting dealer against certain liabilities, damages and expenses, including those under the Securities Act of 1933, as amended, and may advance amounts to an indemnified party for legal and other expenses and costs, in each case subject to certain limitations and conditions set forth in the Dealer Manager Agreement. The Dealer Manager Agreement may be terminated by either party immediately upon a material breach by the non-terminating party or by either party on 60 days’ written notice.

SIGNATURES
               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HINES REAL ESTATE INVESTMENT TRUST, INC.
June 5, 2006	By:	/s/ Frank R. Apollo
Frank R. Apollo
Chief Accounting Officer